Exhibit 10.41
Amendment No. 16 to
Second Amended and Restated
Master Repurchase Agreement

This Amendment Number Sixteen (this “Amendment”) is made as of this 18th day of December, 2020, by and between Barclays Bank PLC (“Purchaser” and “Agent”) and Nationstar Mortgage LLC (“Seller”), to that certain Second Amended and Restated Master Repurchase Agreement, dated as of January 29, 2016 (as amended by that certain Amendment Number One to the Second Amended and Restated Master Repurchase Agreement, dated as of June 24, 2016, Amendment Number Two to the Second Amended and Restated Master Repurchase Agreement, dated as of October 17, 2016, Amendment Number Three to the Second Amended and Restated Master Repurchase Agreement, dated as of October 31, 2016, Amendment Number Four to the Second Amended and Restated Master Repurchase Agreement, dated as of October 30, 2017, Amendment Number Five to the Second Amended and Restated Master Repurchase Agreement, dated as of March 22, 2018, Amendment Number Six to the Second Amended and Restated Master Repurchase Agreement, dated as of May 29, 2018, Amendment Number Seven to the Second Amended and Restated Master Repurchase Agreement, dated as of October 24, 2018, Amendment Number Eight to the Second Amended and Restated Master Repurchase Agreement, dated as of November 20, 2018, Amendment Number Nine to the Second Amended and Restated Master Repurchase Agreement, dated as of January 28, 2019, Amendment Number Ten to the Second Amended and Restated Master Repurchase Agreement, dated as of March 29, 2019, Amendment Number Eleven to the Second Amended and Restated Master Repurchase Agreement, dated as of April 3, 2019, Amendment Number Twelve to the Second Amended and Restated Master Repurchase Agreement, dated as of October 25, 2019, Amendment Number Thirteen to the Second Amended and Restated Master Repurchase Agreement, dated as of March 30, 2020, Amendment Number Fourteen to the Second Amended and Restated Master Repurchase Agreement, dated as of September 11, 2020, Amendment Number Fifteen to the Second Amended and Restated Master Repurchase Agreement, dated as of October 26, 2020, and as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Seller, Agent and Purchaser. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Repurchase Agreement.
WHEREAS, pursuant to Section 28 of the Agreement the parties hereto desire to amend the Agreement as described below;
NOW, THEREFORE, pursuant to the provisions of the Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between Seller and Purchaser as follows:
Section 1.Amendment to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows:

Section 14 of the Repurchase Agreement is hereby amended by deleting clause (g)(ii) in its entirety and replacing it with the following:
a.Seller shall comply with the following financial covenants:
1.As of the last day of any quarter, the Tangible Net Worth of Seller shall exceed $500,000,000;
2.As of the last day of any quarter, Seller shall not permit the ratio of the Seller’s Total Net Indebtedness to Tangible Net Worth to be no greater than 9:1.
3.As of the close of business on the last Business Day of any calendar month, Seller shall not permit its Liquidity to be less than $125,000,000.
For the convenience of the parties to this Amendment, a conformed copy of the Repurchase Agreement reflecting this Amendment is attached as Exhibit A.
Section 2.Fees and Expenses. Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser and Agent incurred in connection with this Amendment, in accordance with Section 23 of the Repurchase Agreement.
Section 3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day (the “Effective Date”) when Seller shall have paid or delivered, as applicable, to Purchaser all fees, expenses, documents and instruments, each of which shall be in form and substance acceptable to Purchaser:
i.    all accrued and unpaid fees and expenses owed to Purchaser in accordance with the Program Documents, in each case, in immediately available funds, and without deduction, set-off or counterclaim;
ii.    a copy of this Amendment duly executed by each of the parties hereto;
iii.    a copy of (i) the Amendment Number Twenty-One to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of the date hereof (ii) the Amendment Number Ten to the Second Amended and Restated Master Repurchase Agreement Pricing Side Letter, dated as of the date hereof and (iii) the Amendment Number One to the Third Amended and Restated Pricing Side Letter to the Loan and Security Agreement, dated as of the date hereof; and
iv.    any other documents reasonably requested by Purchaser or Agent on or prior to the date hereof.
Section 4.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this

Amendment becomes effective, all references in the Agreement (or in any other document relating to the Mortgage Loans) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such respective Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
Section 5.Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 6.Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
Section 7.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 8.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code, in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof. The original documents shall be promptly delivered, if requested.

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IN WITNESS WHEREOF, Purchaser, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, as of the date and year first above written.
BARCLAYS BANK PLC,
as Purchaser and Agent
By: /s/ Xiao Huang
Name: Xiao Huang
Title: Authorized Signatory
NATIONSTAR MORTGAGE LLC,
as Seller
By: /s/ Pedro Alvarez
Name: Pedro Alvarex
Title: SVP Treasurer

EXHIBIT A